                                                               EXHIBIT 10.5 (ii)




                              DIEBOLD, INCORPORATED
                    SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN II


                      AS AMENDED AND RESTATED JULY 1, 2002

                              DIEBOLD, INCORPORATED
                    SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN II

                     (AS AMENDED AND RESTATED JULY 1, 2002)

                                TABLE OF CONTENTS

                                                                                                                PAGE

ARTICLE I PLAN....................................................................................................1
ARTICLE II PURPOSE OF THE PLAN....................................................................................1
ARTICLE III DEFINITIONS...........................................................................................1
       (1)    "Actuarial Equivalent"..............................................................................1
       (2)    "Annual Compensation"...............................................................................1
       (3)    "Beneficiary".......................................................................................1
       (4)    "Board".............................................................................................1
       (5)    "Change in Control".................................................................................1
       (6)    "Change in Control Benefit".........................................................................1
       (7)    "Committee".........................................................................................1
       (8)    "Company"...........................................................................................2
       (9)    "Company Service"...................................................................................2
       (10)   "Disability Benefit"................................................................................2
       (11)   "Early Retirement Age"..............................................................................2
       (12)   "Early Retirement Date".............................................................................2
       (13)   "Early Retirement Benefit"..........................................................................2
       (14)   "Employer"..........................................................................................2
       (15)   "15-Year Service Benefit"...........................................................................2
       (16)   "Final Average Monthly Compensation"................................................................2
       (17)   "Involuntary Termination Benefit"...................................................................2
       (18)   "Normal Retirement Benefit".........................................................................2
       (19)   "Normal Retirement Date"............................................................................2
       (20)   "Participant".......................................................................................2
       (21)   "Plan"..............................................................................................2
       (22)   "Post-Retirement Death Benefit".....................................................................2
       (23)   "Pre-Retirement Death Benefit"......................................................................2
       (24)   "50% Joint and Survivor Annuity"....................................................................2
       (25)   "Qualified Retirement Plan".........................................................................3

       (26)   "Service Fraction"..................................................................................3
       (27)   "Social Security Benefit"...........................................................................3
       (28)   "Spouse"............................................................................................3
       (29)   "Supplemental Retirement Benefit"...................................................................3
       (30)   "10-Year Service Benefit"...........................................................................3
       (31)   "Terminated For Cause"..............................................................................3
       (32)   "Total Disability"..................................................................................3
ARTICLE IV ELIGIBILITY,  PARTICIPATION AND VESTING................................................................3
       (a)    Eligibility for Plan; Disqualification..............................................................3
       (b)    Terminated for Cause................................................................................4
       (c)    Eligibility for Benefits............................................................................5
       (d)    Vesting.............................................................................................5
ARTICLE V NORMAL RETIREMENT BENEFITS..............................................................................5
       (a)    Qualification for Benefit...........................................................................5
       (b)    Computation of Amount of Normal Retirement Benefit..................................................5
       (c)    Form and Duration of Payment........................................................................5
ARTICLE VI EARLY RETIREMENT BENEFIT...............................................................................6
       (a)    Qualification for Benefit...........................................................................6
       (b)    Computation of Amount of Early Retirement Benefit...................................................6
       (c)    Form and Duration of Payment........................................................................6
ARTICLE VII INVOLUNTARY TERMINATION BENEFIT.......................................................................7
       (a)    Qualification for Benefit...........................................................................7
       (b)    Computation of Amount of Involuntary Termination Benefit............................................7
       (c)    Form and Duration of Payment........................................................................7
ARTICLE VIII 10-YEAR SERVICE BENEFIT..............................................................................8
       (a)    Qualification for Benefit...........................................................................8
       (b)    Computation of Amount of 15-Year Service Benefit....................................................8
       (c)    Form and Duration of Payment........................................................................8
ARTICLE IX 15-YEAR SERVICE BENEFIT................................................................................8
       (a)    Qualification for Benefit...........................................................................8
       (b)    Computation of Amount of 15-Year Service Benefit....................................................9
       (c)    Form and Duration of Payment........................................................................9
ARTICLE X DISABILITY BENEFIT......................................................................................9
       (a)    Qualified for Benefit...............................................................................9
       (b)    Computation of Amount of Disability Benefit.........................................................9
       (c)    Form and Duration of Payment.......................................................................10


ARTICLE XI BENEFIT UPON CHANGE IN CONTROL........................................................................10
       (a)    Qualification for Benefit..........................................................................10
       (b)    Change in Control..................................................................................10
       (c)    Computation of Amount of Change in Control Benefit.................................................12
       (d)    Form and Duration of Payment.......................................................................13
ARTICLE XII DEATH BENEFIT........................................................................................13
       (a)    Pre-Retirement.....................................................................................13
       (b)    Post-Retirement Death Benefit......................................................................14
       (c)    Minimum Death Benefit..............................................................................14
ARTICLE XIII PLAN ADMINISTRATION.................................................................................15
ARTICLE XIV OPTIONAL FORMS OF PAYMENT............................................................................16
       (a)    Annuity Options....................................................................................16
       (b)    Timing and Manner of Election......................................................................16
       (c)    Lump Sum Payments..................................................................................16
ARTICLE XV MISCELLANEOUS.........................................................................................17
       (a)    Funding............................................................................................17
       (b)    No Guaranty of Benefits............................................................................17
       (c)    Assignments and Restrictions.......................................................................17
       (d)    Headings...........................................................................................18
       (e)    Employment.........................................................................................18
       (f)    Applicable Law.....................................................................................18
       (g)    Binding Effect on Employer, Participants, Spouses and Their Successors.............................18
       (h)    Amendment and Discontinuance.......................................................................18
       (i)    Participant Information............................................................................18

                              DIEBOLD, INCORPORATED
                    SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN II

                                    ARTICLE I
                                      PLAN

The Diebold, Incorporated Supplemental Employee Retirement Plan II (the "Plan") originally adopted effective as of January 1, 2001 is hereby amended and restated, effective as of July 1, 2002. This Amended and Restated Plan applies to any Participant who retires, is disabled or is deceased on or after July 1, 2002. Any Participant who reaches any one of those events prior to July 1, 2002 would be governed by the terms of the plan then in effect.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

This Plan was created for the principal purpose of providing retirement income for certain executive and highly compensated management employees of Diebold, Incorporated and its subsidiary organizations. It is intended to supplement benefits payable under the Diebold, Incorporated Retirement Plan for Salaried Employees, as well as benefits payable under the Federal Social Security Act and certain other deferred compensation arrangements.

                                   ARTICLE III
                                   DEFINITIONS

(a)      The following definitions shall apply with respect to this Plan:
         (1) "Actuarial Equivalent" shall mean, except where otherwise indicated, a benefit of equivalent value to the benefit it replaces calculated on the basis of the UP-1984 Mortality Table and a six and one-half percent (6-1/2%) interest rate per annum, compounded annually.
         (2) "Annual Compensation" shall mean a Participant's base pay from an Employer for any Plan Year plus the Participant's Annual Incentive Plan in the Plan Year in which it is accrued. Annual Compensation shall also include amounts paid to individuals who are citizens or residents of the United States and who are employees of, or provide services to, a foreign affiliate of the Company to which an agreement entered into by the Company under Code Section 3121(l) applies.
         (3) "Beneficiary" shall mean a person or entity selected by the Participant or an eligible surviving Spouse that may receive death benefits under this Plan, as are outlined in Article
                  XII. A Beneficiary so designated will not generally be a Spouse.
         (4) "Board" shall mean the Board of Directors of Diebold, Incorporated.
         (5) "Change in Control" shall have the meaning assigned to such term in Article XI.
         (6) "Change in Control Benefit" shall mean the benefit determined in accordance with Article XI.
         (7) "Committee" shall mean the Compensation Committee of the Board, as such Committee may be constituted from time to time.

         (8)      "Company" shall mean Diebold, Incorporated.
         (9) "Company Service" shall mean years of employment (measured in years and completed months) with an Employer.
         (10) "Disability Benefit" shall mean the benefit determined in accordance with Article X hereof.
         (11) "Early Retirement Age" shall mean the 60th birthday of a Participant.
         (12) "Early Retirement Date" shall mean the first day of the month coinciding with or next following the 60th birthday of a Participant.

         (13) "Early Retirement Benefit" shall mean the benefit determined in accordance with Article VI hereof.
         (14)     "Employer" shall mean (a) the Company or its successors, and
                  (b) any affiliated corporation or other entity which may specifically adopt this Plan with the consent of the Company, or its successors.
         (15) "15-Year Service Benefit" shall mean the benefit determined in accordance with Article IX hereof.
         (16) "Final Average Monthly Compensation" shall mean one-twelfth of the average of the Participant's Annual Compensation for the five complete consecutive calendar years during his last 10 calendar years of employment with the Employer during which his compensation was the highest. In the event a Participant has been employed for a period of less than five consecutive calendar years, the Participant's Final Average Monthly Compensation shall be the average of his monthly compensation amounts in effect for all of the complete calendar months during which he was employed by the Employer.
         (17) "Involuntary Termination Benefit" shall mean the benefit determined in accordance with Article VII.
         (18) "Normal Retirement Benefit" shall mean the benefit determined in accordance with Article V.
         (19) "Normal Retirement Date" shall mean the first day of the month coinciding with or next following the 65th birthday of a Participant.
         (20) "Participant" shall mean any executive highly paid or management employee of an Employer who is selected to participate in this Plan pursuant to the provisions of Article IV.
         (21) "Plan" shall mean this Diebold, Incorporated Supplemental Employee Retirement Plan, as in effect from time to time.

         (22) "Post-Retirement Death Benefit" shall mean the benefit determined in accordance with Section (b) of Article XII.

         (23) "Pre-Retirement Death Benefit" shall mean the benefit determined in accordance with Section (a) of Article XII.

         (24) "50% Joint and Survivor Annuity" shall mean a reduced monthly Supplemental Retirement Benefit which is Actuarially Equivalent to the single life annuity under the Plan and is payable to the Participant for his life, with continuance of monthly payments of 50% of such reduced amount after his death to his surviving Spouse until the first day of the month in which occurs the surviving Spouse's death.

         (25) "Qualified Retirement Plan" shall mean the Diebold, Incorporated Retirement Plan for Salaried Employees, as presently set forth and as it may subsequently be amended, or its successor.
         (26) "Service Fraction" shall mean, for any Participant, a fraction, the numerator of which is the lesser of (A) the Participant's years of Company Service, or (B) 30, and the denominator of which is 30.
         (27) "Social Security Benefit" shall mean the Primary Insurance Amount under the Federal Social Security Act to which a Participant would be entitled as of the later of his Normal Retirement Date or the date of his actual retirement, computed on the basis of the Participant's average wage history (estimated or actual) for years before the date of determination and, in the case of a Participant who terminates employment with the Employer prior to his Normal Retirement Date, by assuming that the Participant will earn wages after his termination of employment and prior to his Normal Retirement Date at a rate equal to the Participant's wage rate at the time of his termination of employment. If a Participant in this Plan is not eligible for full Social Security Benefits (for example, an individual who has previously worked in the military), for purposes of determining benefits under this Plan, such Social Security Benefits would be imputed as if he had been so eligible and had been covered by Social Security for his entire working career.
         (28) "Spouse" shall mean the surviving spouse of a Participant at the time of his death, but only if the Participant and such spouse were married at least one year prior to the earlier of the Participant's death, retirement or other termination of employment with the Employer.
         (29) "Supplemental Retirement Benefit" shall mean the Change in Control Benefit, Disability Benefit, Early Retirement Benefit, 10-Year Service Benefit, 15-Year Service Benefit, Involuntary Termination Benefit, Normal Retirement Benefit, Pre-Retirement Death Benefit or Post-Retirement Death Benefit for which a Participant or his Spouse may qualify.
         (30) "10-Year Service Benefit" shall mean the benefit determined in accordance with Article VIII hereof.
         (31) "Terminated For Cause" shall have the meaning assigned to such term in Article IV.
         (32) "Total Disability" shall mean a condition in which a Participant is unable, by reason of sickness or accident, to fulfill the duties of his employment by the Employer. The determination of Total Disability shall be made by the Committee in accordance with the provisions of Article X.

(b) Throughout this Plan, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter, the singular shall be deemed to include the plural and vice versa.

                                   ARTICLE IV
                     ELIGIBILITY, PARTICIPATION AND VESTING

(a) ELIGIBILITY FOR PLAN; DISQUALIFICATION. The Committee, acting in its sole discretion, shall make recommendations to the Board as to which executive or highly paid management employees of the Employer shall become Participants in the Plan. The Board shall make the final decision as to those executive or highly paid management employees who shall become Participants in the Plan and at which time such employees become Participants; provided, however, that in the absence of a Change in Control or a finding of Total Disability, a Participant's participation shall cease and no benefits under this Plan shall be payable:

         (i)    to a Participant if the Participant:
                (A) voluntarily terminates employment before attaining age 60 with less than 10 years of Company Service; or
                (B) fails to give an Employer six months written advance notice of his pending termination of employment if he is leaving Diebold prior to age 60 (or three months written advance notice if he is leaving Diebold at age 60 or later); or
                (C) is Terminated for Cause; or
         (ii)   to a Participant's Spouse, if the Participant:
                (A) dies prior to satisfying the requirements for a Spouse's
                    Pre-Retirement or Post-Retirement Death Benefit under
                    Article XII; or
                (B) is Terminated for Cause; or
         (iii)  to a Participant's Beneficiary or Estate, if the Participant:
                (A) dies prior to satisfying the requirements for a
                    Pre-Retirement or Post-Retirement Spouse's Death Benefit under Article XII; or
                (B) is Terminated for Cause.

(b) TERMINATED FOR CAUSE. As used in this Plan, "Terminated for Cause" shall mean termination of a Participant's employment by an Employer due to the Participant's:
         (i) intentional act of fraud, embezzlement or theft in connection with his duties or in the course of his employment with the Employer;
         (ii)     intentional wrongful damage to property of the Employer;
         (iii) intentional wrongful disclosure of secret processes or confidential information of the Employer; or
         (iv) intentional wrongful engagement in any competitive activity which would constitute a material breach of the duty of loyalty to the Employer; and any such act shall have been materially harmful to the Employer.

         For purposes of the Plan, no act, or failure to act, on the part of the Participant shall be deemed "intentional" if it was due primarily to an error in judgement or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was not in or opposed to the best interest of the Employer. Notwithstanding the foregoing, a Participant shall not be deemed to have been Terminated for Cause hereunder unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board called and held for such purpose, finding that, in the good faith opinion of the Board, the Participant had committed an act set forth above and specifying the particulars thereof in detail. The Participant shall receive reasonable notice and an opportunity for the Participant, together with his counsel, to be heard before the Board.

         Nothing herein shall limit the right of the Participant or his Beneficiaries to contest the validity or propriety of any such determination.

(c) ELIGIBILITY FOR BENEFITS. A Participant shall be entitled to receive a Supplemental Retirement Benefit (or have a Supplemental Retirement Benefit provided for his surviving Spouse or Beneficiary) only if he satisfies the foregoing conditions of this Article IV and satisfies the requirements of one of the succeeding Articles of the Plan.

(d) VESTING. A Participant shall be vested hereunder upon attaining 10 years of Company Service or upon meeting the requirements for a Normal Retirement Benefit, Early Retirement Benefit, Disability Benefit, Involuntary Termination Benefit or Change in Control Benefit hereunder.

                                    ARTICLE V
                           NORMAL RETIREMENT BENEFITS

(a) QUALIFICATION FOR BENEFIT. Subject to the provisions of Article IV, a Participant who attains age 65 while employed by an Employer shall be eligible, at any time after his said attainment of age 65, to retire and receive a Normal Retirement Benefit commencing at the time set forth in Section (b) of this Article.

(b) COMPUTATION OF AMOUNT OF NORMAL RETIREMENT BENEFIT. A Participant who retires on or after his Normal Retirement Date shall be entitled to receive, commencing on the first day of the month coincident with or following the later of his retirement or his application therefor, a monthly Supplemental Retirement Benefit equal to 50% of the Participant's Final Average Monthly Compensation multiplied by his Service Fraction, reduced by the sum of:
         (i) 50% of the monthly Social Security Benefit payable to the Participant commencing on the first day of the month coincident with or following his retirement or his application for benefits, if later; and
         (ii) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan commencing on the first day of the month coincident with or following his retirement or his application for benefits, if later, assuming (i) for purposes of determining whether the Participant had a vested benefit under the Qualified Retirement Plan and when the Participant could elect commencement of his benefit under the Qualified Retirement Plan (but not for purposes of determining the amount thereof), that the Participant had sufficient service under the Qualified Retirement Plan to have a vested benefit under the Qualified Retirement Plan and a right to commence receiving such benefit on the first day of the month following his retirement or his application for benefits hereunder, if later, and (ii) that the Participant elected commencement of such benefit on such date.

(c) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Retirement Plan

         (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant), except as may be provided in Article XIV, as applicable.

                                   ARTICLE VI
                            EARLY RETIREMENT BENEFIT

(a) QUALIFICATION FOR BENEFIT. Subject to the provisions of Article IV, a Participant who attains his Early Retirement Age while employed by an Employer shall be eligible, from the time he has reached his Early Retirement Age up to the time he reaches age 65, to retire and receive an Early Retirement Benefit commencing at the time set forth in Section
         (b) of this Article.

(b) COMPUTATION OF AMOUNT OF EARLY RETIREMENT BENEFIT. A Participant who retires on or after his Early Retirement Date and before his Normal Retirement Date shall be entitled to receive, commencing on the later of his Normal Retirement Date or the first day of the month after his application therefor, a monthly Early Retirement Benefit equal to 50% of the Participant's Final Average Monthly Compensation multiplied by his Service Fraction reduced by the sum of:
         (i) 50% of the monthly Social Security Benefit payable to the Participant commencing on this Normal Retirement Date; and
         (ii) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan commencing on his Normal Retirement Date (as defined herein), assuming (i) for purposes of determining whether the Participant had a vested benefit under the Qualified Retirement Plan and when the Participant could elect commencement of his benefit under the Qualified Retirement Plan (but not for purposes of determining the amount thereof), that the Participant had sufficient service under the Qualified Retirement Plan to have a vested benefit under the Qualified Retirement Plan and a right to commence receiving such benefit at his Normal Retirement Date, and (ii) that the Participant elected commencement of such benefit at his Normal Retirement Date.
         The Participant, at his election, may commence his benefits under this Article on the first day of any month after his date of retirement and before his Normal Retirement Date, but in that case his monthly benefit computed under the preceding sentence shall be actuarially reduced using the assumptions identified in Article III(a)(1) for each full month by which the date of commencement precedes the Participant's Normal Retirement Date.

(c) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Retirement Plan (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant), except as may be provided in Article XIV, as applicable.

                                   ARTICLE VII
                         INVOLUNTARY TERMINATION BENEFIT

(a) QUALIFICATION FOR BENEFIT. Subject to the provisions of Article IV, a Participant whose employment with the Employer is involuntarily terminated before he reaches his Early Retirement Age shall be eligible to receive an Involuntary Termination Benefit commencing at the time set forth in Section (b) of this Article. The Committee, or its duly appointed representative for this purpose, shall have full discretion to determine whether the termination of a Participant's employment with the Employer is involuntary.

(b) COMPUTATION OF AMOUNT OF INVOLUNTARY TERMINATION BENEFIT. A Participant who is eligible for an Involuntary Termination Benefit shall be entitled to receive, commencing on the later of his Normal Retirement Date or the first day of the month after his application therefor, a monthly Supplemental Retirement Benefit equal to 50% of the Participant's Final Average Monthly Compensation multiplied by his Service Fraction, reduced by the sum of:
         (i) 50% of the monthly Social Security Benefit payable to the Participant commencing on his Normal Retirement Date; and
         (ii) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan commencing on his Normal Retirement Date (as herein defined), assuming (i) for purposes of determining whether the Participant had a vested benefit under the Qualified Retirement Plan and when the Participant could elect commencement of his benefit under the Qualified Retirement Plan (but not for purposes of determining the amount thereof), that the Participant had sufficient service under the Qualified Retirement Plan to have a vested benefit under the Qualified Retirement Plan and a right to commence receiving such benefit at his Normal Retirement Date, and (ii) that the Participant elected commencement of such benefit at his Normal Retirement Date.
         The Participant, at his election, may commence his benefits under this Article on the first day of any month after his date of retirement and before his Normal Retirement Date, but in that case his monthly benefit computed under the preceding sentence shall be actuarially reduced using the assumptions identified in Article III(a)(1) for each full month by which the date of commencement precedes the Participant's Normal Retirement Date.

(c) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Retirement Plan (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant), except as may be provided in Article XIV, as applicable.

                                  ARTICLE VIII
                             10-YEAR SERVICE BENEFIT

(a) QUALIFICATION FOR BENEFIT. Subject to the provisions of Article IV, a Participant who terminates employment with the Employer with 10 or more years of Company Service but who is not then eligible for other benefits under this Plan shall be eligible to receive a 10-Year Service Benefit commencing at the time set forth in Section (b) of this Article.

(b) COMPUTATION OF AMOUNT OF 10-YEAR SERVICE BENEFIT. A Participant who is eligible for a 10-Year Service Benefit shall be entitled to receive, commencing on the later of his Normal Retirement Date or the first day of the month after his application therefore, a monthly Supplemental Retirement Benefit equal to the excess, if any, of:
         (i) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan at his Normal Retirement Date but calculated without regard to any statutory limits under Code Sections 401(a)(7) or 415(b), minus
         (ii) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan at his Normal Retirement Date (as defined herein), assuming
                  (i) for purposes of determining when the Participant could elect commencement of his benefit under the Qualified Retirement Plan (but not for purposes of determining the amount thereof) that the Participant had sufficient service under the Qualified Retirement Plan to have a right to commence his benefit under the Qualified Retirement Plan at his Normal Retirement Date, and (ii) that the Participant elected commencement of such benefit at his Normal Retirement Date;
         The Participant, at his election, may commence his benefits under this Article on the first day of any month after his date of retirement and before his Normal Retirement Date, but in that case his monthly benefit computed under the preceding sentence shall be actuarially reduced using the assumptions identified in Article III(a)(1) for each full month by which the date of commencement precedes the Participant's Normal Retirement Date.

(c) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Retirement Plan (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant), except as may be provided in Article XIV, as applicable.

                                   ARTICLE IX
                             15-YEAR SERVICE BENEFIT

(a) QUALIFICATION FOR BENEFIT. Subject to the provisions of Article IV, a Participant who terminates employment with the Employer with 15 or more years of Company Service but who is not then eligible for other benefits under this Plan (other than the 10-year Service Benefit) shall be eligible to receive a 15-Year Service Benefit commencing at the time set forth in Section (b) of this Article.

(b) COMPUTATION OF AMOUNT OF 15-YEAR SERVICE BENEFIT. A Participant who is eligible for a 15-Year Service Benefit shall be entitled to receive, commencing on the later of his Normal Retirement Date or the first day of the month after his application therefor, a monthly Supplemental Retirement Benefit equal to the excess, if any, of:
         (i) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan at his Normal Retirement Date but calculated without regard to any statutory limits under Code Sections 401(a)(7) or 415(b), minus
         (ii) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan at his Normal Retirement Date (as defined herein), assuming
                  (i) for purposes of determining when the Participant could elect commencement of his benefit under the Qualified Retirement Plan (but not for purposes of determining the amount thereof) that the Participant had sufficient service under the Qualified Retirement Plan to have a right to commence his benefit under the Qualified Retirement Plan at his Normal Retirement Date, and (ii) that the Participant elected commencement of such benefit at his Normal Retirement Date.
         The Participant, at his election, may commence his benefits under this Article on the first day of any month after his date of retirement and before his Normal Retirement Date, but in that case his monthly benefit computed under the preceding sentence shall be actuarially reduced using the assumptions identified in Article III(a)(1) for each full month by which the date of commencement precedes the Participant's Normal Retirement Date.

(c) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Retirement Plan (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant), except as may be provided in Article XIV, as applicable.

                                    ARTICLE X
                               DISABILITY BENEFIT

(a) QUALIFIED FOR BENEFIT. Subject to the provisions of Article IV, if a Participant's employment with the Employer is terminated before he reaches his Early Retirement Age by reason of his Total Disability (to be determined solely in the discretion of the Committee based upon satisfactory medical evidence submitted to the Committee, including recognition of the Participant's receipt of disability benefits under the Social Security Act), such Participant shall be eligible to receive a Disability Benefit commencing at the time set forth in Section (b) of this Article.

(b) COMPUTATION OF AMOUNT OF DISABILITY BENEFIT. A Participant who is eligible for a Disability Benefit shall be entitled to receive, commencing on the first day of the month following the later of the date of the Participant's termination of employment on account of total Disability or his application therefor, a monthly Supplemental Retirement Benefit equal to (1) 50% of the Participant's Final Average Monthly Compensation multiplied by his Service Fraction, reduced by (2) the sum of:
         (i) 50% of the monthly Social Security Benefit that would be payable to the Participant on account of his Total Disability if he were determined to be entitled to receive a Social Security Benefit as a result of his Total Disability (whether or not the Participant in fact qualifies for such Social Security Benefit); and
         (ii) the monthly benefit (expressed as a single life annuity, but not including any temporary supplements) that would be payable to the Participant under the terms of the Qualified Retirement Plan on account of his Total Disability if he were determined to be entitled to receive a monthly disability benefit under the Qualified Retirement Plan as a result of his Total Disability (whether or not the Participant in fact qualifies for such monthly disability benefit), assuming, for purposes of determining the Participant's eligibility for a disability pension under the Qualified Retirement Plan (but not for purposes of determining the amount thereof), that the Participant had sufficient service under the Qualified Retirement Plan to be eligible for a disability pension thereunder;
                  the difference of (i) minus (ii) then being multiplied by 83.4%.

(c) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Plan (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant) paid monthly until the earlier of the first day of the month for which the committee determines that the Participant no longer has a Total Disability, or the first day of the month in which occurs the Participant's death (except as may be provided in Article XIV, as applicable). The Committee may, in its discretion, take such steps as it deems necessary to determine the continued existence of a Participant's Total Disability and may cease or reduce the Disability Benefit payable hereunder if it is established to the Committee's satisfaction (as determined under the same standards recognized at the time the Committee initially deemed the Participant as suffering a Total Disability) that such Total Disability no longer exists or Social Security Disability Benefits are no longer being paid.

                                   ARTICLE XI
                         BENEFIT UPON CHANGE IN CONTROL

(a) QUALIFICATION FOR BENEFIT. A Participant who (1) terminates employment with the Employer following a Change in Control and (2) is not at the time of such termination of employment eligible for a Normal Retirement Benefit, an Early Retirement Benefit, an Involuntary Termination Benefit or a Disability Benefit, shall be eligible for a Change in Control Benefit commencing at the time set forth in Section (c) of this Article.

(b) CHANGE IN CONTROL. For purposes of the Plan, a "change in control" shall have occurred if any of the events described in the following paragraphs (i) through (v) of this Section (b) occur and if none of the circumstances described in the succeeding unnumbered paragraphs of this Section (b) also exist or subsequently come into existence:

         (i) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction; or
         (ii) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer; or
         (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
                  Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the Company ("Voting Stock"); or
         (iv) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or
         (v) If during any period of two consecutive years individuals who, at the beginning of any such period, constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the Board then still in office who were directors of the Company at the beginning of any such period.

         Notwithstanding the foregoing provisions of paragraph (iii) or (iv) of this Section (b), a "Change in Control" shall not be deemed to have occurred for purposes of the Plan either (i) solely because (A) the Company (B) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (C) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D,
         Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock whether in excess of 20% or otherwise, or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary by which a Participant may be employed. Notwithstanding the foregoing provisions of paragraphs

         (i) through (iv) of this Section (b), if, prior to any event described in paragraphs (i) through (iv) of this Section (b) instituted by any person not an officer or director of the Company, or prior to any disclosed proposal instituted by any person not an officer or director of the Company which could lead to any such event, the management of the Company proposes any restructuring of the Company which ultimately leads to an event described in paragraphs (i) through (iv) of this Section (b) pursuant to such management proposal, then a "Change in Control" shall not be deemed to have occurred for purposes of this Plan.

         If (i) any agreement to merge, consolidate, reorganize or sell or otherwise transfer assets referred to in paragraph (i) or (ii) of this Section (b) is terminated without such merger, consolidation, reorganization or sale or transfer having been consummated, (ii) the person filing a Schedule 13D or Schedule 14D-1 referred to in paragraph
         (iii) of this Section (b) files an amendment to any such Schedule disclosing that it no longer is the beneficial owner of securities representing 20% or more of the Voting Stock of the Company, or (iii) the Company reports that the change of control which it reported in the filing referred to in paragraph (iv) of this Section (b) will not in fact occur, the Board may, by notice to Participants, declare that a Change in Control has not occurred for purposes of the Plan (notwithstanding the occurrence of the previous events referred to in paragraph (i), (ii), (iii) or (iv) of this Section (b)), provided that such declaration shall be without prejudice to any exercise by Participants of rights under this Article XII that may have occurred prior to such declaration.

         As used in this Article XII, the term "Subsidiary" means a corporation, company, partnership, or other entity (i) more than 50% of the outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) of which are, or
         (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, owned or controlled, directly or indirectly, by the Company, but such corporation, company, or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

(c) COMPUTATION OF AMOUNT OF CHANGE IN CONTROL BENEFIT. A Participant who is eligible for a Change in Control Benefit shall be entitled to receive, commencing at the later of his Normal Retirement Date or the first day of the month after his application therefor, a monthly Supplemental Retirement Benefit equal to 50% of the Participant's Final Average Monthly Compensation multiplied by his Service Fraction, reduced by the sum of:
         (i) 50% of the monthly Social Security Benefit payable to the Participant commencing on his Normal Retirement Date; and
         (ii) the monthly benefit (expressed as a single life annuity not including any temporary supplements) payable to the Participant under the terms of the Qualified Retirement Plan commencing on his Normal Retirement Date (as herein defined), assuming (i) for purposes of determining whether the Participant had a vested benefit under the Qualified Retirement Plan and when the Participant could elect commencement of his benefit under the Qualified Retirement Plan (but not for purposes of determining the amount thereof), that the Participant had sufficient service under the Qualified Retirement Plan to have a vested benefit under the Qualified Retirement Plan and a right to commence receiving such benefit at his Normal Retirement Date, and (ii) that the Participant elected commencement of such benefit at his Normal Retirement Date.

         The Participant, at his election, may commence his benefits under this Article on the first day of any month after his date of retirement and before his Normal Retirement Date, but in that case his monthly benefit computed under the preceding sentence shall be actuarially reduced using the assumptions identified in Article III(a)(1) for each full month by which the date of commencement precedes the Participant's Normal Retirement Date.

(d) FORM AND DURATION OF PAYMENT. The form of a Participant's benefit under this Article shall be the same form as determined under the terms of the Qualified Retirement Plan (single life annuity for an unmarried Participant or 50% Joint and Survivor Annuity for a married Participant), except as may be provided in Article XIV, as applicable.

                                   ARTICLE XII
                                  DEATH BENEFIT

(a)      Pre-Retirement

         (i)      QUALIFICATION FOR BENEFIT. Subject to the provisions of
                  Article IV, if a Participant dies with five (5) years of Company Service but before commencing to receive payment of a Supplemental Retirement Benefit (other than a Disability Benefit), the surviving Spouse of such deceased Participant shall be eligible for a Pre-Retirement Death Benefit commencing at the time set forth in paragraph (ii) of this Section.
         (ii) COMPUTATION OF AMOUNT OF PRE-RETIREMENT DEATH BENEFIT. The Pre-Retirement Death Benefit shall be a monthly benefit, commencing on the later of the Participant's Normal Retirement Date (or, in the case of a Participant who dies after his Normal Retirement Date, on the first day of the month following the Participant's death) or the first day of the month after the surviving Spouse's application therefor, equal in amount to the monthly Supplemental Retirement Benefit to which the deceased Participant would have been entitled commencing on his Normal Retirement Date (or, in the case of a Participant who dies after his Normal Retirement Date, on the first day of the month following his death).

                  In the case of the surviving Spouse of a Participant who dies before his Normal Retirement Date, the surviving Spouse, at the surviving Spouse's election, may commence the Pre-Retirement Death Benefit on the first day of any month after the later of the date on which the Participant would have reached age 60 had he not died or the date of the Participant's death and before the Participant's Normal Retirement Date, but in that case the Pre-Retirement Death Benefit shall be actuarially reduced using the assumptions specified in Article III(a)(1) for each full month by which the date of commencement precedes the Participant's Normal Retirement Date.

         (iii) FORM AND DURATION OF PAYMENT. The Pre-Retirement Death Benefit shall be a monthly benefit payable from the time of commencement set forth in paragraph (ii) of this Section (a) until the first day of the month coincident with the death of the surviving Spouse.

(b)      POST-RETIREMENT DEATH BENEFIT
         (i) Qualification for Benefit. The surviving Spouse of a deceased Participant who has (a) died while receiving Supplemental Retirement Benefits (including Disability Benefits) under the Plan and whose optional form of payment elected at retirement provides for a survivor benefit, or (b) who has qualified for a Disability Benefit but who has not yet commenced receiving such benefits, shall be eligible for the Post-Retirement Death Benefit described in paragraph (ii) of this Section.
         (ii) COMPUTATION OF AMOUNT OF ANNUAL BENEFIT. The Post-Retirement Death Benefit shall be a monthly benefit in an amount equal to either (a) 100%, or (b) 50% (as elected by the Participant) of the reduced Supplemental Retirement Benefit the deceased Participant was receiving at the time of his death (or, in the case of the death of a Participant entitled to a Disability Benefit, would have been receiving had he commenced receiving the benefit at the time of his death).
         (iii) COMMENCEMENT, FORM AND DURATION OF PAYMENT. The Post-Retirement Death Benefit shall commence as of the first day of the month immediately following the date of the Participant's death, and shall continue to be paid as of the first day of each month thereafter until the first day of the month coincident with the death of the surviving Spouse.

(c)      MINIMUM DEATH BENEFIT

         (i) PRE-RETIREMENT SURVIVING SPOUSE BENEFIT. As provided in Section (a) hereof, at the death of a Participant who satisfies the requirements, monthly death benefits are payable to an eligible surviving Spouse for her remaining lifetime. If the surviving Spouse has not received at least five years of monthly benefit payments at her death, the remainder of the five years of monthly benefit payments, if any, will be made monthly to the Beneficiary named by the surviving Spouse. If no Beneficiary is so named, the remaining payments, if any, will be made to the Spouse's estate. If it is determined by the Board of Directors (in its sole discretion) that the remaining benefits shall be paid in a single sum, this amount will be computed as noted in subsection (iii) below

         (ii) PRE-RETIREMENT BENEFIT WITH NO SPOUSE. Notwithstanding the other sections of Article XII, a death benefit will be payable at the death of a Participant who is otherwise eligible under Sections (a) above, but has no surviving Spouse (or has no eligible surviving Spouse) at his death. The monthly death benefit will be determined and start as if the Participant has a surviving Spouse and will be paid to a Beneficiary, named by the Participant, as provided in Section (a) above. For purposes of the Pre-Retirement Death Benefit only, a minimum of five years of monthly payments will be made to the Participant and/or the named Beneficiary under this provision. If no Beneficiary is named at the death of the Participant, any payments under this Section will be payable to the Participant's estate. The Board of Directors (in its sole discretion) shall determine if the remaining payments shall be payable in a single sum amount. This amount would be computed as noted in subsection (iii) below.

         (iii) DETERMINATION OF SINGLE SUM DEATH BENEFIT VALUE. If decided by the Board of Directors (in its sole discretion) that a single sum amount shall be payable under the five year minimum payments provisions of (c)(i) above, it will have the single sum amount determined actuarially, based on the circumstances of the benefits. Where appropriate, the GAM 83 Mortality Table, 7-1/2% interest, ages of the Participant and/or Spouse, and the timing of the payment of benefits will be used. The single sum value will be equal to the present value of the immediate or deferred payment recognizing the remainder of any five year number of payments due. The Board of Directors (in its sole discretion) does have the option of changing these assumptions, if they are deemed inappropriate and unreasonable at the time the single sum amount is determined.

                                  ARTICLE XIII
                               PLAN ADMINISTRATION

The Company shall be responsible for the general administration of the Plan and for carrying out the provisions hereof. The Company shall have any and all power and authority (including discretion with respect to the exercise of that power and authority) which shall be necessary, advisable, desirable or convenient to enable it to carry out its duties under the Plan, including the powers: to resolve all questions arising under the Plan, such as questions of construction and interpretation; to adopt such rules and regulations as the Company may deem necessary or appropriate to provide for the administration of the Plan; to delegate such of its responsibilities and authorities hereunder to such individuals, committees or entities as the Company shall deem appropriate; and to take such further actions as the Company shall deem advisable in the administration of the Plan. The decision of the Company on any question concerning the interpretation or administration of this Plan shall be final and conclusive and nothing in the Plan shall be deemed to give a Participant, his surviving Spouse or other beneficiaries, or his or their legal representatives, any right to payments except to such extent, if any, as the Company may have determined subject to all the terms and conditions of the Plan. No member of the Board or the Committee, nor any individual, committee or entity to which any of the responsibilities or authority of the Committee or the Company hereunder are delegated, shall be liable for any act or determination made, in good faith, in regard to this Plan.

                                   ARTICLE XIV
                            OPTIONAL FORMS OF PAYMENT

(a) ANNUITY OPTIONS. Any married Participant in the Plan, in lieu of the automatic 50% Joint and Survivor form of payment, may elect to receive his benefit in any of the following optional forms of payment:
         OPTION 1: 100% JOINT AND SURVIVOR ANNUITY. A reduced monthly Retirement Benefit which is Actuarially Equivalent to the single life annuity under the Plan and is payable to the Participant for his life, with continuance of monthly payments in such reduced amount after his death to his surviving Spouse until the first day of the month coincident with the death of the surviving Spouse.
         OPTION 2: SINGLE LIFE ANNUITY. A monthly Supplemental Retirement Benefit payable to the Participant for his life with no continuation of benefits after his death.

(b) TIMING AND MANNER OF ELECTION. Any Participant for whom Section (a) applies, shall make such election to waive the automatic form of payment and in lieu thereof, to receive an alternative annuity form of payment allowed hereunder (or a lump sum pursuant to Section (c) below) in writing on a form provided by the Company, which form shall be filed with the Company prior to the Participant's termination of employment for any reason.

(c) LUMP SUM PAYMENTS. Notwithstanding any other provision of the Plan, but subject to the approval of the Committee as described in Section (d) of this Article, any Participant under the Plan may elect to receive the benefits payable to him under the Plan, other than benefits payable pursuant to Article X, in the form of a single lump sum payment. The lump sum payment described in the preceding sentence shall be calculated by converting the benefits otherwise payable to the Participant at the time such benefits are to commence into a lump sum amount of equivalent actuarial value when computed using the actuarial factors described in Section (c)(ii) of Article X of the Plan. A Participant who elects to receive a single lump sum payment pursuant to the second preceding sentence may further elect that, in the event that the Participant dies while employed, benefits payable as a result of the Participant's death, other than benefits payable pursuant to Section (c)(i) of Article XII of the Plan, shall be paid to the Participant's Spouse without taking into account the election made under the second preceding sentence. Any election by a Participant to receive benefits under the Plan in the form of a single lump sum payment shall be in writing on a form provided by the Company, which form shall be filed with the Company (a) prior to the Participant's termination of employment with the Employers because of involuntary termination of employment (including by reason of disability) or death or (b) at least 180 days prior to the Participant's voluntary termination of employment with the Employers. Subject to the approval of the Committee, any such election may be changed or revoked by the Participant at any time and from time to time by the filing of a later written election with the Company; provided, that any election made less than 180 days prior to a Participant's voluntary termination of employment shall not be valid, and in such case, payment shall be made in accordance with the latest valid election of the Participant. The payment by the Employers of a lump sum amount to a Participant (or his Spouse, Beneficiary or estate) pursuant to this Section shall discharge all obligations of the Employers to such Participant (or his Spouse, Beneficiary or estate) under the Plan. Payment of benefits in the form of a single lump sum payment pursuant to the election of a Participant under this Article is subject to the approval of the Committee, which may, in its sole and absolute discretion, approve or withdraw its prior approval of such election at any time prior to the date the lump sum payment is actually paid to the Participant and instead require that benefits be paid in such other form as is permitted by the Plan.

                                   ARTICLE XV
                                  MISCELLANEOUS

(a) FUNDING. The obligation of the Employers to pay Supplemental Retirement Benefits under the Plan constitutes the unsecured promise of the Employers to make payments from their general assets, and no Participant, Spouse or Beneficiary shall have any interest in, or a lien or prior claim upon, any property of the Employers. With respect to the Supplemental Retirement Benefits under the Plan, each Participant, Spouse or Beneficiary shall have the status of a general unsecured creditor of the Participant's Employer. The Company may establish a so-called "rabbi trust" to hold funds, stock or other securities to be used in payment of the obligations of the Employers under the Plan, and may fund such trust; provided, however, that any funds contained therein shall remain subject to the claims of the general creditors of the Company or any other Employer for which the Participant performs services. It is the intention of the Employers that the Plan be unfunded for tax purposes and for purposes of Title I of ERISA. No liability for the payment of benefits under the Plan shall be imposed upon any officer, director, employee or stockholder of the Company or any other Employer, or upon the Board, the Committee or any member thereof.

(b) NO GUARANTY OF BENEFITS. Nothing contained in this Plan shall constitute a guaranty by any Employer, the Committee or the Board that the assets of any Employer will be sufficient to pay any benefit hereunder.

(c) ASSIGNMENTS AND RESTRICTIONS. To the extent permitted by law, and except as otherwise provided in this Section (c), no right or interest of a Participant or Spouse under this Plan shall be transferable or assignable (either at law or in equity), nor shall any such right or interest be subject to alienation, anticipation, encumbrance, attachment, garnishment, levy, execution or other legal or equitable process of any kind, voluntary or involuntary, or in any manner be liable for or subject to the debts of any Participant or Spouse. If a Participant shall attempt to or shall transfer, assign, alienate, anticipate, sell, pledge or otherwise encumber his benefits hereunder or any part thereof, or if by reason of his bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him, then the Company, in its discretion, may terminate his interest in any such benefit to the extent the Company considers necessary or advisable to prevent or limit the effects of such occurrence. Termination shall be effected by filing a "termination declaration" with the Committee and making reasonable efforts to deliver a copy to the Participant (the "Terminated Participant") whose interest is affected thereby. As long as the Terminated Participant is alive, any benefits affected by the termination shall be retained by the Company and, in the Company's sole and absolute judgement, may be paid to or expended for the benefit of the Terminated Participant, his spouse, his children or any other person or persons in fact dependent upon him in such a manner as the Company shall deem proper. Upon the death of the Terminated Participant, all benefits withheld from him and not paid to others in accordance with the preceding sentence shall be paid to the Terminated Participant's surviving Spouse or, if none, to the Terminated Participant's then living descendants, including adopted children, PER STIRPES.

         Notwithstanding the foregoing, amounts payable under this Plan may be withheld by the Company as they become due to the extent necessary to cover any debts or other obligations owed to the Company by the Participant, but only if such debts or other obligations are acknowledged as such in writing by the Participant or are confirmed as such by a final, nonappealable order of a court of competent jurisdiction.

(d) HEADINGS. The various headings used in this Plan are for convenience only and shall not be used in interpreting the text of the Article, Section, paragraph or subparagraph in which they appear.

(e) EMPLOYMENT. The establishment of this Plan shall not be construed to give any Participant the right to be retained in the service of the Employer.

(f) APPLICABLE LAW. The validity, interpretation, construction and performance of this Plan shall be governed by the internal substantive laws of the State of Ohio, without giving effect to the principles of conflict of laws of such State.

(g) BINDING EFFECT ON EMPLOYER, PARTICIPANTS, SPOUSES AND THEIR SUCCESSORS. This Plan shall be binding and inure to the benefit of any Employer or its successors and assigns, and the Participants, Spouses and their heirs, legatees, distributees, executors, administrators or other legal representatives.

(h) AMENDMENT AND DISCONTINUANCE. The Company reserves the right in its sole discretion to amend or terminate this Plan at any time with regard to itself or any Employer, provided that no such amendment or termination shall affect any benefits then being paid to Participants or Spouses under the Plan as of the date of such termination and the rights of or with respect to all other Participants at the time of any such termination to immediate or deferred Supplemental Retirement Benefits shall be determined as if the employment of each such Participant had been involuntarily terminated, but not Terminated for Cause, on the date of such termination. After any termination of the Plan, each Employer shall remain obligated to pay those benefits described in the preceding sentence in accordance with the terms of the Plan in effect immediately before such termination.

(i) PARTICIPANT INFORMATION. Each Participant shall keep the Committee informed of his current address and the current address of his Spouse, if applicable. The Participant shall furnish to the Committee any and all information deemed by the Committee to be necessary or desirable for the proper administration of the Plan.


IN WITNESS WHEREOF, this Diebold, Incorporated Supplemental Employee Retirement Plan has been executed this 15 day of July, 2002, effective as of July 1, 2002.


                                            DIEBOLD, INCORPORATED


                                            By: /s/ Charles B. Scheurer
                                                --------------------------------
                                            Its: Vice President, Human Resources